THE ADVISORS' INNER CIRCLE FUND

                  ALPHAONE MICRO CAP EQUITY FUND (THE "FUND")

                     SUPPLEMENT DATED MARCH 22, 2016 TO THE
        PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI"),
                            EACH DATED MARCH 1, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
 THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
                                    AND SAI.

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On or around May 31, 2016 (the "Effective Date"), the following changes will be made to the name and 80% investment policy of the Fund to better reflect the investment strategy of the Fund:

--------------------------------------------------------------------------------------------------------------
                                       CURRENT                                  NEW
--------------------------------------------------------------------------------------------------------------
NAME                      AlphaOne Micro Cap Equity Fund          AlphaOne Small Cap Opportunities Fund
--------------------------------------------------------------------------------------------------------------
80% INVESTMENT POLICY     Under normal circumstances, the         Under normal circumstances, the Fund
                          Fund invests at least 80% of its        invests at least 80% of its net assets,
                          net assets, plus any borrowings         plus any borrowings for investment
                          for investment purposes, in equity      purposes, in equity securities of
                          securities of micro-capitalization      small-capitalization (small cap)
                          (micro cap) companies.                  companies.
--------------------------------------------------------------------------------------------------------------

Accordingly, as of the Effective Date, the Prospectus and SAI are hereby amended and supplemented as follows:

1. All references to "AlphaOne Micro Cap Equity Fund" in the Prospectus and SAI are hereby deleted and replaced with "AlphaOne Small Cap Opportunities Fund."

2. The "Principal Investment Strategies" section of the Prospectus is hereby deleted and replaced with the following:

     PRINCIPAL INVESTMENT STRATEGIES

     In pursuing the Fund's objective, the Adviser strives to build a portfolio with a risk profile less than that of the Russell 2000 Index that is comprised of both "value" and "growth" stocks. Value stocks are those the Adviser may deem to be priced cheaply relative to certain financial measures of worth. Growth stocks are those the Adviser may believe have above average prospects for economic growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization (small cap) companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of this 80% test, equity securities include securities convertible into equity securities.

     The Fund considers small cap companies to be companies with market capitalizations equal to or less than one half of the weighted average market capitalization of the Russell 2000 Index at its annual rebalance. As of its most recent rebalance, June 30, 2015, one half of the weighted average market capitalization of the Russell 2000 Index was equal to $944 million.

     In seeking to identify investment opportunities for the Fund's portfolio, the Adviser begins with an initial investment universe generated from a broad number of sources including but not limited to industry referrals, previous knowledge of the company and rigorous due diligence such as company visits. The Adviser then evaluates each identified stock for desirable growth and value characteristics such as: high return on equity and assets; free cash flow; revenues and earnings per share growth; high interest coverage; and low price-earnings and price-to-book ratios. This evaluation results in a focused list of stocks that the Adviser then subjects to a deeper fundamental analysis focusing on both specific company and stock characteristics. In particular, the Adviser seeks companies displaying sustainable competitive advantage; strong management; long product cycles; and pricing flexibility. In addition, the Adviser also performs due diligence on individual companies, which may include meeting directly with company management teams, talking with competitors and suppliers, and utilizing sell side research as a gauge of internal research findings. With respect to specific stock characteristics, the Adviser seeks high sustained return on investment; above average earnings per share growth; and attractive valuation. The resulting portfolio is expected to include 40-70 positions. After constructing the Fund's portfolio, the Adviser will seek to mitigate risk through asset diversification and limits on individual position sizes, as well as the monitoring of absolute and relative sector weights.

     In general, the Adviser will sell a security when it reaches a predetermined price target. In addition, the Adviser has other sell disciplines in place, such as a fundamental change in a company's business, a change in the company's management or a failure by management to execute the business plan. A sale may also occur if the Adviser identifies a more attractive investment opportunity or if a position size grows to more than 5% of the Fund's portfolio.

3. The "Micro Cap Company Risk" paragraph in the "Principal Risks" section of the Prospectus is hereby deleted and replaced with the following:

     SMALL CAP COMPANY RISK - Small cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, small cap companies may be less financially secure than large- and mid-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Small cap stock prices may be more volatile than large- and mid-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

4.   In the "Related Performance Data of the Adviser" section of the
     Prospectus:

     a) "Micro Cap Core Composite" is hereby deleted and replaced with "Small Cap Opportunities Composite."

     b) The first paragraph, and the last sentence of the second paragraph, in the first footnote to the table are hereby deleted.

5. The second paragraph in the "Excessive Trading Policies and Procedures" sub-section of the "Other Policies" section of the Prospectus is hereby deleted and replaced with the following:

     In addition, because the Fund may invest in small cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

6. The third non-fundamental policy in the "Investment Limitations" section of the SAI is hereby deleted and replaced with the following:

     The Fund may not change its investment strategies to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies at the time of initial purchase. This policy may be changed with 60 days' prior written notice to shareholders.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 ACP-SK-017-0100